                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement                 [   ]   Confidential, for use of the Commission
[ X ]  Definitive Proxy Statement                          Only (as permitted by Rule 14a-6(e)(2))
[   ]  Definitive Additional Materials
[   ]  Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          EMCLAIRE FINANCIAL CORP, INC.
                   -------------------------------------------
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[ X ]  No fee required
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.
(set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

 [   ]  Fee paid previously with preliminary materials.
 [   ]  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount previously paid:

--------------------------------------------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
    (3)  Filing Party:

--------------------------------------------------------------------------------
    (4)  Date Filed:

--------------------------------------------------------------------------------

                            EMCLAIRE FINANCIAL CORP.
                          EMLENTON, PENNSYLVANIA 16373


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF EMCLAIRE FINANCIAL CORP.:


                  Notice is hereby given that the Annual Meeting of Shareholders of Emclaire Financial Corp. (the "Corporation") will be held at 7:00 p.m., prevailing time, on Monday, May 14, 2001, at the Holiday Inn, I-80 and Route 68, Clarion, PA 16214, for the following purposes:

                  1. To elect three (3) Class A directors to serve for 3-year terms and until their successors are duly elected and qualified;

                  2. To ratify the selection of S. R. Snodgrass, A.C., Certified Public Accountants, of Wexford, Pennsylvania, as the independent auditors of the Corporation for the fiscal year ending December 31, 2001; and

                  3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

                  Only those shareholders of record at the close of business, at 5:00 p.m., on Monday, April 2, 2001, will be entitled to notice of and to vote at the Annual Meeting.

                  A copy of the Corporation's Annual Report for the fiscal year ended December 31, 2000, is being mailed with this notice.

                  You are urged to mark, sign, date and promptly return your proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the Corporation in reducing the expense of additional proxy solicitation. The giving of such proxy does not affect your right to vote in person if you attend the meeting.

                               By Order of the Board of Directors,



                               David L. Cox
                               Chairman, President and Chief Executive Officer

April 23, 2001

                    PROXY STATEMENT FOR THE ANNUAL MEETING OF
                      SHAREHOLDERS TO BE HELD MAY 14, 2001

                                     GENERAL

Introduction, Date, Place and Time of Meeting

                  This Proxy Statement is being furnished for the solicitation by the Board of Directors of Emclaire Financial Corp. (the "Corporation"), a Pennsylvania business corporation, of proxies to be voted at the Annual Meeting of Shareholders of the Corporation ("Annual Meeting") to be held at the Holiday Inn, I-80 and Route 68, Clarion, PA 16214, on Monday, May14, 2001, at 7:00 p.m. prevailing time, or at any adjournment or postponement of the Annual Meeting.

                  The main office of the Corporation is located at The Farmers National Bank of Emlenton (the "Bank"), 612 Main Street, Emlenton, Pennsylvania 16373. The telephone number for the Corporation is (724) 867-2311. All inquiries should be directed to David L. Cox, President. This Proxy Statement and the enclosed form of proxy (the "Proxy") are first being sent to shareholders of the Corporation on April 23, 2001.

Solicitation

                  Shares represented by proxies on the accompanying Proxy, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any Proxy not specifying to the contrary will be voted for the election of the three (3) nominees for Class A Director named below and for the approval of S. R. Snodgrass, A.C., Certified Public Accountants as the independent auditors for the fiscal year ending December 31, 2001. Execution and return of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person.

                  The cost of preparing, assembling, mailing and soliciting proxies will be borne by the Corporation. In addition to the use of the mails, certain directors, officers and employees of the Corporation intend to solicit proxies personally, by telephone and by telefacsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons, and, upon request therefor, the Corporation will reimburse them for their reasonable forwarding expenses.

Right of Revocation

                  A shareholder who returns a Proxy may revoke it at any time before it is voted by: (1) delivering written notice of revocation to John J. Boczar, Secretary/Treasurer, Emclaire Financial Corp., 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373, telephone: (724) 867-2311; (2) executing a later-dated Proxy and giving written notice thereof to the Secretary of the Corporation or (3) voting in person after giving written notice to the Secretary of the Corporation.

Voting Securities and Quorum

                  At the close of business on April 2, 2001, (the "Voting Record Date") the Corporation had outstanding 1,332,835 shares of common stock, $1.25 par value. A majority of the outstanding shares in person or by proxy will constitute a quorum at the Annual Meeting.

                  Only holders of common stock, of record, at the close of business on the Voting Record Date will be entitled to notice of and to vote at the Annual Meeting. On all matters to come before the Annual Meeting, each share of common stock is entitled to one (1) vote.

                  As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

                  As to the ratification of independent auditors and all other matters that may properly come before the Meeting, by checking the appropriate box, a stockholder may: vote "FOR" the item or vote "AGAINST" the item. Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to Broker Non-Votes as to that matter.

             PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION'S STOCK

Principal Owners

                  Persons and groups owning in excess of 5% of the common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Voting Record Date, persons or groups who own more that 5% of the Common Stock and the ownership of all executive officers, and directors of the Corporation as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Voting Record Date:

                                                                                       Percent of Outstanding
                                                  Shares Beneficially                       Common Stock
Name and Address                                       Owned (1)                         Beneficially Owned
----------------                                       ---------                         ------------------
Bernadette H. Crooks                                  79,582(2)                                5.97%
Clarion, PA 16214

Mary E. Dascombe                                      90,574(3)                                6.80%
Raleigh, NC  27609

George W. Freeman                                     77,640(4)                                5.83%
Knox, PA 16232

FINABA Co.                                            94,668                                    7.10%
Hermitage, PA  16148

--------------------

(1) See footnote (1) under the following caption entitled "Beneficial Ownership by Officers, Directors and Nominees" for the definition of "beneficial ownership."
(2) Of the 79,582 shares beneficially owned by Mrs. Crooks, 76,902 shares are owned individually and 2,680 shares are owned individually by her spouse.
(3) Of the 90,574 shares beneficially owned by Mrs. Dascombe, 64,386 shares are owned individually, 2,677 shares are owned jointly with her spouse, and 23,511 shares are owned individually by her spouse.

(4) Of the 77,640 shares beneficially owned by Mr. Freeman, 75,435 shares are owned individually and 2,205 shares are owned individually by his spouse.

Section 16(2) Beneficial Ownership Reporting Compliance

         The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Corporation and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the Securities and Exchange Commission ("SEC") disclosing changes in beneficial ownership of the Common Stock. Based on the Corporation's review of such ownership reports, to the Corporation's knowledge, no executive officer, director, or 10% beneficial owner of the Corporation failed to file such ownership reports on a timely basis for the fiscal year ended December 31, 2000.

Beneficial Ownership by Officers, Directors and Nominees

                  The following table sets forth as of the Voting Record Date, the amount and percentage of the Common Stock of the Corporation beneficially owned by each director, each nominee and all officers and directors of the Corporation as a group.

Name of Individual                               Amount and Nature of                          Percent
or Identity of Group                         Beneficial Ownership (1) (2)                     of Class
--------------------                         ----------------------------                     --------
George W. Freeman  (5)                                  77,640                                  5.83%
Ronald L. Ashbaugh  ( 11)                               10,500                                   (3)
Elizabeth C. Smith  (6)                                 39,459                                  2.96%
Brian C. McCarrier  (11)                                 1,011                                   (3)
Robert L. Hunter  (7)                                    8,977                                   (3)
John B. Mason  (8)                                       5,125                                   (3)
Bernadette H. Crooks  (9)                               79,582                                  5.97%
J. Michael King  (4)                                     5,250                                   (3)
Rodney C. Heeter  (10)                                   5,250                                   (3)
David L. Cox  (12)                                      10,580                                   (3)

All Officer and Directors                              246,497                                 18.49%
as a Group (11 persons)

------------------------------
(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after the Voting Record Date. Beneficial ownership may be disclaimed as to certain of the securities.
(2)      Information furnished by the Directors and the Corporation.
(3)      Less than one percent (1%).
(4)      All Shares are owned individually.
(5) See footnote (4) above under the caption entitled "Principal Beneficial Owners of the Corporation's Stock."
(6) Of the 39,459 shares beneficially owned by Mrs. Smith, 29,179 are owned individually and 10,280 are held as custodian for her grandchildren.
(7) Of the 8,977 shares beneficially owned by Mr. Hunter, 5,040 shares are owned individually and 3,937 shares are owned individually by his spouse.
(8) Of the 5,125 shares beneficially owned by Mr. Mason, 4,715 shares are owned individually and 410 shares are held as custodian for his daughter.
(9) See footnote (2) above under the caption entitled "Principal Beneficial Owners of the Corporation's Stock."

(10) Of the 5,250 shares beneficially owned by Mr. Heeter, 2,625 shares are owned individually and 2,625 shares are owned individually by his spouse.
(11)     All shares owned jointly with spouse

(12) Of the 10,580 shares beneficially owned by Mr. Cox, 10,080 are owned individually and 500 are held jointly with his spouse.

                              ELECTION OF DIRECTORS

                  The Corporation has a classified Board of Directors with staggered 3-year terms of office. In a classified board, the directors are generally divided into separate classes of equal number. The terms of the separate classes expire in successive years. Thus, at each Annual Meeting of Shareholders, successors to the class of directors whose term shall then expire shall be elected to hold office for a term of three years, so that the office of one class shall expire each year.

                  Unless otherwise instructed, the Board of Directors of the Corporation or its designee, the proxy holder, will have the right to cast their votes for the nominees, unless the shareholder indicates on his or her Proxy how he or she desires the votes to be cast. If any nominee should become unavailable for any reason, proxies will be voted in favor of a substitute nominee as the Board of Directors of the Corporation shall determine. The Board of Directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on the Board of Directors of the Corporation for any reason may be filled by a majority of the directors then in office until the expiration of the term of the vacancy. The Board of Directors recommends that its nominees be elected as Directors.

                           INFORMATION AS TO NOMINEES,
                        DIRECTORS AND EXECUTIVE OFFICERS

                  The following table contains certain information with respect to the directors, executive officers and nominees:

                      Age as of                  Principal Occupation                             Director Since
Name                   12/31/00                   for Past Five Years                            Bank/Corporation
----                   --------                   -------------------                            ----------------

Class A Directors Whose Term Expires in 2001 and Nominees for Class A Director
Whose Term Expires in 2004

Rodney C. Heeter          63                Vice President of Heeter Lumber Co. Prior to             1988/1989
(1) (2)                                     3/31/00 President of Heeter Lumber Co.

J. Michael King           53                Senior Partner of Lynn, King & Schreffler,               1988/1989
(1) (3) (4) (5)                             Attorneys at Law

David L. Cox              50                Chairman, President and Chief Executive Officer of       1991/1991
(1) (4) (5)                                 the Bank and Corporation. Prior to 1997 Senior
                                            Vice President

Class B Directors Whose Term Expires in 2002

Bernadette H. Crooks      78                Retired                                                  1985/1989
(1) (2)

Robert L. Hunter          59                Truck Dealer, Vice President of Hunter Truck Sales       1974/1989
(2) (3)                                     and Service, Inc., Vice President of Hunter Truck
                                            Center, Inc., Partner of Hunter Keystone
                                            Peterbilt, LLP, President of Hunter Erie Truck
                                            Sales LP, Director of Idealease of North America,
                                            Inc.

John B. Mason             52                Insurance Broker for H. B. Beels & Son, Inc.             1985/1989
(3) (4) (5)

Class C Directors Whose Term Expires in 2003 and Nominees for Class C Directors whose term expires in 2003

Ronald L. Ashbaugh        65                Retired, former President of the Bank and                1971/1989
(1) (4) (5)                                 Corporation

George W. Freeman         70                Owner of Freeman's Tree Farm                             1964/1989
(3) (4) (5)

Elizabeth C. Smith        69                Retired, former Owner of The                             1995/1995
(2) (3)                                     Inn at Oakmont

Brian C. McCarrier        37                President, Interstate Pipe and Supply Company.           1997/1997
(1) (2) (5)                                 Prior to 1995 Controller Interstate Pipe and
                                            Supply Company

-------------------------------
(1) Member of the Investment and Funds Management Committee. This Committee is appointed by the Chairman of the Board and determines investment policy and funds management policy. This committee also recommends investment purchases for the bank portfolio.
(2) Member of the Audit Committee. This committee is appointed by the Chairman of the Board and meets with the independent auditors to review their audit of the financial reports of the Corporation.
(3) Member of the Human Resource Committee. This committee is appointed by the Chairman of the Board and reviews salary and personnel policy and recommends changes to the Board.
(4) Member of the Loan and Discount Committee. This committee is appointed by the Chairman of the Board and is responsible to review and approve loans, which exceed the loan officer's lending limits.

(5) Member of the Planning Committee. This committee is appointed by the Chairman of the Board and examines and recommends expansion and business opportunities to the Board of Directors.

                  During 2000, Directors received four hundred dollars ($400) per month through May, for their services as Director of the Bank and five hundred dollars ($500) per month thereafter, regardless of attendance at board meetings. No additional compensation is paid for service as Directors of the Corporation. During 2000, the Board of Directors of the Corporation held five
(5) regular meetings and one (1) special meeting and the Board of Directors of the Bank held thirteen (13) regular meetings and four (4) special meetings. In addition, outside Directors received $100 for each Bank committee meeting that they attended through May and $150 thereafter. During 2000, total fees paid to all Directors were $67,950.

                  Each of the Directors attended at least seventy-five percent (75%) of the combined total number of meetings of the Corporation's and Bank's Board of Directors and of the committees on which they serve except Robert L. Hunter who attended seventy percent (70%).



                  The Corporation's full Board of Directors acts as the nominating committee. A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary/Treasurer of the Corporation in accordance with Section 10.1 of the Corporation's Bylaws.

Audit Committee

                  The audit committee of the board is composed of five members and operates under a written charter adopted by the board of directors. The responsibilities of the audit committee are contained in the Audit Committee Report. The audit committee during fiscal year 2000 consisted of Brian C. McCarrier, Chairman; Bernadette H. Crooks; Rodney C. Heeter; Robert L. Hunter and Elizabeth C. Smith. Each of the members is "independent," as defined by Company policy and the National Association of Securities Dealers, Inc. listing standards.

Audit Committee Report

         The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Corporation filings under the Securities Act of 1933 or under the Securities Act of 1934, except to the extent we specifically incorporate this Report by reference.

         The audit committee reports to the board and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Corporation.

         The Audit Committee Charter adopted by the board sets out the responsibilities, authority and specific duties of the audit committee. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A

         Pursuant to the charter, the audit committee has the following responsibilities:

o        To monitor the preparation of quarterly and annual financial reports;
o To review the adequacy of internal control systems and financial reporting procedures with management and independent auditors; and
o To review the general scope of the annual audit and the fees charged by the independent auditors.

In discharging its oversight responsibility the audit committee has met and held discussions with management and S. R. Snodgrass, A.C., the independent auditors for the Corporation. Management represented to the audit committee that all consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The audit committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

The audit committee also obtained from the independent auditors a formal written statement describing all relationships between Emclaire Financial Corp. and S.
R. Snodgrass, A.C. and the auditors that bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. The audit committee discussed with the independent auditors any relationships that may impact on the firm's objectivity and independence and satisfied itself as to the auditors' independence.

         Based on these discussions and reviews, the audit committee recommended that the Board of Directors approve the inclusion of the Corporation's audited consolidated financial statements in its Annual Report on Form 10-KSB for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Respectfully submitted by the members of the audit committee of the Board of
Directors:

Brian C. McCarrier, Chairman
Bernadette H. Crooks
Rodney C. Heeter
Robert L. Hunter
Elizabeth C. Smith

Remuneration of Officers and Directors

                  The following table sets forth all cash compensation for services in all capacities paid by the Bank during 2000 to the chief executive officer. No officer's compensation exceeded $100,000. The Corporation pays no salaries or benefits.

                           SUMMARY COMPENSATION TABLE

    Name and                                                                                      All Other Annual
Principal Position                Year                   Salary                  Bonus          Compensation (1)
------------------                ----                   ------                  -----          ----------------
David L. Cox                      2000                  $97,850                 $    -               $5,500
President and Chairman            1999                   95,000                      -                4,800
of the Board                      1998                   86,000                  3,068                4,800

-------------------------------
 (1) Does not include the value of certain other benefits, which do not exceed $50,000 or 10% of the total salary and bonus of the individual.

Pension Plan

                  The Bank maintains a defined benefit pension plan (the "Plan"). The Plan is intended to provide retirement and certain other benefits to eligible employees and their beneficiaries. An individual is eligible to participate in the Plan if he or she is an employee of the Bank and has completed five (5) years of service or reached fifty-five (55) years of age unless (1) the employee is covered under another plan to which the Bank contributes; or (2) the employee is covered under a collective bargaining agreement with the Bank that does not provide for coverage under the Plan.

                  An employee's expected monthly pension payable is based upon a formula. Full vesting occurs after the completion of five (5) years of service. In 2000, the Bank contributed $80,744 to the Plan.

                  As of December 31, 2000, Mr. Cox had 27 years of credited service under the Plan

Certain Transactions

                  There have been no material transactions, proposed or consummated, between the Corporation and the Bank with any director or executive officer of the Corporation or the Bank, or any associate of the foregoing persons. The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. With the exception of the loans presented in the following table, all loans to executive officers and directors of the Corporation and the Bank have been made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility nor present other unfavorable features. The Board of Directors maintains a policy granting a discount of 100 basis points on loans extended to employees including executive officers. The following table presents a summary of loans outstanding to named officers that were extended, or amended, under this policy:

                                                                     Highest
                                                                    Principal
                                                          Year       Balance     Balance     Interest      Market
      Name and Position                Type               Made     During Year   12/31/00      Rate         Rate
      -----------------                ----               ----     -----------   --------      ----         ----

David L. Cox
President and Chairman         Residential Mortgage       1997       $ 87,293    $      -      6.750%       7.750%
                               Residential Mortgage       2000        130,000     129,265      6.750%       7.750%
                                  Personal Demand         1992          2,350       2,350      7.563%       8.563%

John J. Boczar
Secretary/Treasurer            Residential Mortgage       1998         68,266      62,790      6.250%       7.250%


Principal Officers of the Corporation

                  The following table sets forth selected information about the principal officers of the Corporation, each of whom is selected by the Board of Directors and each of whom holds office at the discretion of the Board of
Directors:

                                                Bank
                                Held          Employee           Age as of
             Name               Since           Since        December 31, 2000
             ----               -----           -----        -----------------

David L. Cox, (1)               1997            1973                50
Chairman, President
and Chief Executive
Officer

John J. Boczar, CPA (2)         1996            1996                42
Secretary/Treasurer


---------------------
(1) Prior to January 1997, Mr. Cox served as Vice President of the Corporation from 1996, and Treasurer prior to May 1996.

(2) Prior to May 1996, Mr. Boczar was employed by S. R. Snodgrass, A.C., Certified Public Accountants.


                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

                  Unless instructed to the contrary, it is intended that votes will be cast pursuant to the proxies for the ratification of the selection of S.
R. Snodgrass, A.C., Certified Public Accountants, of Wexford, Pennsylvania ("Snodgrass"), as the Corporation's independent public accountants for its fiscal year ending December 31, 2001. The Corporation has been advised by

Snodgrass that none of its members has any financial interest in the Corporation. Ratification of Snodgrass will require an affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting. Snodgrass served as the Corporation's independent public accountants for the Corporation's 2000 fiscal year.

                  In addition to performing customary audit services, Snodgrass assisted the Corporation with the preparation of its federal and state tax returns, provided assistance in connection with regulatory matters and provided other internal audit outsourcing services, charging the Corporation for such services at its customary hourly billing rates. These non-audit services were approved by the Corporation's and the Bank's Board of Directors, after due consideration of the effect of the performance thereof on the independence of the accountants and after the conclusion by the Corporation's and the Bank's Board of Directors that there was no effect on the independence of the accountants.

Fees

                  The following table sets forth the aggregate fees Emclaire Financial Corp. incurred for audit and non-audit services provided by S. R. Snodgrass, A.C., who acted as independent auditors for the fiscal year ending 2000 and performed Emclaire Financial Corp.'s audit services in fiscal year 2000. The table lists audit fees, financial information systems design and implementation fees, and other fees.

                  Audit Fees. The audit fees include only fees that are customary under generally accepted auditing standards and are the aggregate fees Emclaire Financial Corp. incurred for professional services rendered for the audit of Emclaire Financial Corp.'s annual financial statements for fiscal year 2000 and the reviews of the financial statements included in Emclaire Financial Corp.'s Quarterly Reports on Forms 10-Q for fiscal year 2000.

                  Financial Information Systems Design and Implementation Fees. The financial information systems design and implementation fees include fees billed for non-audit services performed during fiscal year 2000 such as directly or indirectly operating, or supervising the operation of, Emclaire Financial Corp. information system or managing our local area network. These non-audit services also include services such as designing or implementing a hardware or software system that aggregates source data underlying the Company's financial statements or generates information that is significant to our financial statements taken as a whole.

                  All Other Fees. All other fees include the aggregate fees billed for services rendered by S. R. Snodgrass, A.C. other than those services covered above.

                                                                                           December 31, 2000
                                                                                           -----------------
Audit Fees  ..........................................................................     $        32,611
                                                                                            ----------------
Financial Information Systems Design and Implementation Fees..........................     $             0
                                                                                            ----------------
Other Fees............................................................................     $        38,916
                                                                                            ----------------

                  The audit committee of the board did consider whether the provision of financial information systems design and implementation services and other non-audit services is compatible with maintaining the independence of
S. R. Snodgrass, A.C.

                  In the event that the shareholders do not ratify the selection of Snodgrass as the Corporation's independent public accountants for the 2001 fiscal year, another accounting firm will be chosen to provide independent public accountant audit services for the 2001 fiscal year. The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of Snodgrass as the auditors for the Corporation for the year ending December 31,2001.

                  It is understood that even if the selection of Snodgrass is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent auditing firm at any time during the year if the Board of Directors determines that such a change would be in the best interests of the Corporation and its shareholders.



                                  ANNUAL REPORT

                  A copy of the Corporation's Annual Report for its fiscal year ended December 31, 2000, is being mailed with this Proxy Statement. Such Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference. A representative of Snodgrass, the accounting firm which examined the financial statements in the Annual Report, will not attend the Annual Meeting.

                              SHAREHOLDER PROPOSALS

                  Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the Corporation's proxy statement for its 2001 Annual Meeting of Shareholders must deliver such proposal in writing to the Secretary of Emclaire Financial Corp. at the principal executive offices of the Corporation at 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373, not later than Thursday, December 16, 2001.

                  In the event the Company received notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment.

                                  OTHER MATTERS

                  The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Notice of Meeting, but if any matters are properly presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their judgment.

                             ADDITIONAL INFORMATION

                  Upon written request, a copy of the Annual Report on Form 10-KSB of Emclaire Financial Corp. may be obtained, without charge from John J. Boczar, Secretary/Treasurer, Emclaire Financial Corp., 612 Main Street, Post Office Box D, Emlenton, Pennsylvania 16373.

                                                                     APPENDIX A

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I.       PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting process generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.
o Review and appraise the audit efforts of the Company's independent accountants and internal auditors.
o Provide an open avenue of communication among the independent accountants, management, internal auditor and Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities in Section IV of this Charter.

II.      MEMBERSHIP

The Audit Committee will be composed of not less than three outside Directors. Members of the committee will be appointed by the Chairman of the Board based on prior experience in matters considered by the committee, probable availability at times required for consideration of these matters, and each individual's independence and objectivity.

No officer of the company or its subsidiaries will serve on the committee. A former officer of the company may serve on the committee if, in the opinion of the chairman and the board of directors, the former officer will exercise independent judgment and will materially assist the committee. However, a majority of the committee will be directors who were not formerly officers of the committee or any of its subsidiaries.

All members of the Committee shall have a working familiarity with basic finance and accounting policies, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or outside firms.

III.     MEETINGS

The Committee shall meet at least three times annually, or more frequently as needed, with minutes and other relevant records of the meetings being maintained. The Audit Committee will report and be responsible to the Board of Directors. As part of its job to foster open communications, the Committee should meet with management, the Outsourced Internal Auditor and the independent accountants in separate executive sessions to discuss any matters the committee or those groups believe should be discussed privately with the Audit Committee.

IV.      RESPONSIBILITIES AND DUTIES

General Duties

1. Review and update this Charter and the Internal Audit policy periodically, at least annually.

2. Review legal and regulatory matters that may materially affect the Company's financial statements, compliance policies and programs and reports from regulators.

3. Report committee actions to the full board of directors and make appropriate recommendations.

Audits and Financial Reporting

1. Annually the Audit Committee will recommend a firm of independent certified public accountants to conduct the annual audit of the Company's consolidated financial statements, considering independence and effectiveness and approve the fees negotiated by management. The committee's selection is subject to approval by the full board of directors. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountant's independence.

2. The audit committee will confirm and assure the independence of the internal auditor and the independent accountant, including a review of management consulting services provided by the independent accountant and the respective fees for said services.

3. The Committee will review with the independent public accountants, management and internal auditor, the scope of the services required by the audit, reporting requirements and any new accounting standards or pronouncements that will be implemented.

4. The audit committee will ascertain that the independent accountant views the board of directors as its client. The Committee or the full Board of Directors will review with the independent public accountants, internal auditor and management, the results of the audit including any significant adjusting entries; material weaknesses; reportable conditions; difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information; and changes in the planned scope of the internal audit plan.

5. Review with the independent accountants, internal auditor and management the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

6. The audit committee will ask management, the internal auditor and independent accountants about significant risks and exposures and will assess management's steps to minimize them.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

8. Consider the independent accountants' judgments about whether management's choices of accounting principles are conservative, moderate or aggressive from the perspective of income, asset, and liability recognition and whether those principles are common practices in the industry.

9. Ensure procedures are in place for the preparation and review of financial reports intended for publication and distribution to regulatory agencies, stockholders, customers and others.

10. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or Board deems necessary or appropriate.

                            EMCLAIRE FINANCIAL CORP.
                                      PROXY
 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 14, 2001 THIS PROXY IS SOLICITED
                       ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints the Board of Directors of Emclaire Financial Corp. (the "Corporation"), or its designee, proxy of the undersigned, with full power of substitution, to vote all of the shares the Corporation that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on Monday, May 14, at the Holiday Inn, I-80 and Route 68, Clarion, PA 16214, at 7:00 p.m., prevailing time, and at any adjournment or postponement thereof as follows:

1.       ELECTION OF CLASS A DIRECTORS
                                            FOR               WITHHELD

              Rodney C. Heeter             [    ]              [    ]
              J. Michael King              [    ]              [    ]
              David L. Cox                 [    ]              [    ]


2. Ratification of the selection of S. R. Snodgrass, A.C., Certified Public Accountants, as auditors of the Corporation for the year ending December 31, 2001.

         [   ]    FOR                      [    ]    AGAINST

3. In its discretion, the proxy is authorization to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

         THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL NO. 2.

         The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 23, 2001 and an Annual Report to Stockholders.

Dated: ___________________, 2001        [    ] Please check here if you plan to
                                               attend  the Annual Meeting

                                               Number attending ________________


------------------------------------------
SIGNATURE OF SHAREHOLDER


--------------------------------------
SIGNATURE OF SHAREHOLDER

                  THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO THE CORPORATION IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.